SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report February 17, 2004
                        (Date of Earliest Event Reported)

                             HARLEYSVILLE GROUP INC.
             (Exact name of registrant as specified in its charter)

         Delaware                        0-14697              51-0241172
(State or other jurisdiction          (Commission           (IRS Employer
      of incorporation)               File Number)       Identification No.)

   355 Maple Avenue, Harleysville, Pennsylvania                 19438
      (Address of principal executive offices)                (Zip Code)

                                 (215) 256-5000
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

Item 12. Results of Operations and Financial Condition

      On February 17, 2004, Harleysville Group Inc. issued a press release reporting its fourth quarter and full year 2003 results (furnished hereunder as Exhibit 99.1).

      The information provided in this Form 8-K, Item 12, Results of Operations and Financial Condition, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

      In addition to disclosing results that are determined in accordance with
U. S. generally accepted accounting principles (GAAP), the company also discloses non-GAAP information on operating earnings. Management believes information on operating earnings is useful to investors. Management has historically employed operating earnings as a valuable measurement of the


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underlying profitability of the Company's insurance operations since it excludes the impact of the Company's investment results.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                HARLEYSVILLE GROUP INC.
                                                Registrant

                                                /s/Roger A. Brown
February 17, 2004                               --------------------------------
                                                Roger A. Brown
                                                Senior Vice President, Secretary
                                                & General Counsel

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                                  EXHIBIT INDEX

Exhibit No.       Description

99.1 Press Release dated February 17, 2004 of Harleysville Group Inc. (furnished pursuant to Item 12 hereof).